 .ce on
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 .SP1
FORM 8-K
 .SP1
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
 .SP1
Date of Report (Date of earliest event reported)      April 15, 1999
 .sp1
IBM CREDIT RECEIVABLES, INC., ON BEHALF OF THE
IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
(Issuer of the 4.55% Class A Lease Backed Certificates, Series 1993-1,
 5.33% Class A-1 Lease Backed Certificates, Series 1994-1 and
 6.55% Class A-2 Lease Backed Certificates, Series 1994-1)
______________________________________________________________________
(Exact Name of Registrant as Specified in Charter)
 .CE OFF
 .sp2
       Cayman Islands            33-69028         06-1383202
____________________________  _____________  _____________________
(State or Other Jurisdiction  (Commission     (IRS Employer
   of Incorporation)           File Number)    Identification No.)

       North Castle Drive, MS NCA-306
           Armonk, New York                     10504-1785
__________________________________________      ___________
  (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code (914) 765-1900

 .CE ON
Not Applicable
_____________________________________________________________
(Former Name or Former Address, if changed Since Last Report)
 .CE OFF

Item 5.  Other Events

         The Registrant is filing the exhibits listed in item 7 below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 7.1 Monthly Statement for the 4.55% Class A Lease Backed Certificates,
            Series 1993-1, with report to the Distribution Date occurring on the date of this report.

Exhibit 7.2 Monthly Statement for the 5.33% Class A-1 Lease Backed Certificates,
            Series 1994-1 and the 6.55% Class A-2 Lease Backed Certificates, Series 1994-1, with report to the Distribution Date occurring on the date of this report.






 .CE SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.

                                     IBM CREDIT RECEIVABLES LEASE ASSET
                                     MASTER TRUST

                                     By:  IBM CREDIT RECEIVABLES, INC.

                                     By:

                                        ______________________________
                                        Name:  John V. Palermo Jr.
Date:    April 15, 1999                 Title: President and Treasurer







                           MONTHLY STATEMENT          Exhibit 7.1

                 IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
                                  SERIES 1993-1


         Delivered pursuant to Section 4.05 of the Pooling
         and Servicing Agreement dated as of November 1, 1993,
         between IBM Credit Receivables, Inc., a Cayman
         Islands company, as Seller (the "Seller"), IBM Credit
         Corporation, a Delaware corporation, as Servicer (the
         "Servicer"), and Norwest Bank Minnesota, National
         Association, a national banking association, as trustee (the
         "Trustee"), set forth below is the required information
         with respect to the Distribution Date of April 15, 1999
         and with respect to the performance of the Trust during the
         Collection Period from March  2, 1999  to April 1, 1999.
         Capitalized terms used in this Certificate have their
         respective meanings set forth in the Pooling and Servicing
         Agreement:
A)       Information Regarding the Current     Total         Per $1000 Original
         Monthly Distribution (Stated in total Distribution  Certificate Principal
         and on the basis of $1,000 Original                        Amount
         Certificate Principal Amount).
         (1)     The amounts by Class of the
         distribution to Class A Certificateholders
         and the Class B Certificateholders
         on April 15, 1999.

         Class A                             617,967.33    0.61797
         Class B                             109,053.07    0.61797

         (2)    The amounts by Class of the
         distribution set forth in paragraph 1
         above in respect of interest on the
         Class A Certificates and the Class B
         Certificates.

         Class A                            17,456.74  0.01746
         Class B                             3,080.60  0.01746

         (3)    The amount by Class of the
         distribution set forth in paragraph 1
         above in respect of principal of the
         Class A Certificates and the Class B
         Certificates.

         Class A                           600,510.59  0.60051
         Class B                           105,972.47  0.60051

B) Information Regarding the Performance of the Series 1993-1 Full Amortization
         Pool with respect to Series 1993-1's
         Full Amortization Period.


         (1)    Collections of Scheduled Payments:

            (a)     The aggregate amount of
            Collections of Scheduled Payments
            processed with respect to the Series 1993-1
            Full Amortization Pool during the
            Collection Period immediately
            preceding the Distribution Date
            allocated to each of Class A and Class B.

                  Class A                   658,820.14
                  Class B                   116,262.39

            (b)     The aggregate Contract
            Balances of the Contracts
            outstanding and the Participation
            Balance of the Participation
            Interest, if any, as of the day
            before the last day of the
            Collection Period immediately
            preceding the Distribution Date
            allocated to each of Class A and
            Class B.

                  Class A                 4,603,975.45
                  Class B                   812,466.38

            (c)     The aggregate amount of
            Collections of Finance Charge
            Payments processed with respect to
            the Series 1993-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                  Class A                    58,309.55
                  Class B                    10,289.92

            (d)     The aggregate amount of
            Collections of Principal Payments
            processed with respect to the Series
            1993-1 Full Amortization Pool during
            the Collection Period immediately
            preceding the Distribution Date
            allocated to each of Class A and
            Class B.

                  Class A                    600,510.59
                  Class B                    105,972.47

            (e)     The aggregate amount of net
            Recoveries processed with respect
            to the Series 1993-1 Full Amortization
            Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                  Class A                        0.00
                  Class B                        0.00

         (2)    Contract Balances of the Contracts
         and Participation Balance of the Participation
         Interest, if any, included in the Series 1993-1
         Full Amortization Pool as of the day
         before the last day of the immediately
         preceding Collection Period.

            (a)     The aggregate Contract
            Balances and Participation Balance
            of the Participation Interest, if any,
            included in the Series 1993-1 Full
            Amortization Pool as of the day
            before the last day of the immediately
            preceding Collection Period.     9,089,305.28

            (b)     The Class A Invested Amount
            and the Class B Invested Amount
            (each as defined in the Pooling and
            Servicing Agreement) as of the day
            before the last day of the immediately
            preceding Collection Period.


                  Class A                    4,603,975.45
                  Class B                      812,466.38

            (c)     The Class A Invested Amount on
            the date of issuance of the Class A
            Certificates (the "Initial Class A
            Invested Amount") and the Class B
            Invested Amount on the date of
            issuance of the Class B
            Certificates (the "Initial Class B
            Invested Amount")

                  Class A                 1,000,000,000.00
                  Class B                   176,470,588.24

            (d)     The allocation percentage with
            respect to the allocation of
            Finance Charge Payments, Principal
            Payments and Defaulted Amounts to
            the Class A Certificateholders with
            respect to the immediately preceding
            Collection Period.                  50.65%

            (e)     The allocation percentage with
            respect to the allocation of
            Finance Charge Payments, Principal
            Payments and Defaulted Amounts to
            the Class B Certificateholders with
            respect to the immediately preceding
            Collection Period.                   8.94%

         (3)    Delinquent Balances of Contracts in
         the Trust.

         The aggregate Contract Balances of the          Aggregate
         Contracts which were delinquent as of           Contract
         the close of business on the last day of        Balances
         the Collection Period immediately
         preceding the Distribution Date:
            (a)     31-60 days               319,961.10

            (b)     61-90 days                51,780.82

            (c)     91 or more days              0.00


                           TOTAL             371,741.92

         (4)    Defaulted Amount.

         The Defaulted Amount for the Collection
         Period immediately preceding the
         Distribution Date allocable to each
         of Class A and Class B.

         Class A                                 0.00
         Class B                                 0.00

         (5)    Investor Charge-Offs;
         Reimbursement of Charge-Offs.

            (a)     The amount of the withdrawal,
            if any, from the Reserve Account.    0.00

            (b)     The amount
            required for such
            Distribution Date pursuant to
            section 4.05 (c)(i) and (ii)
            over the Class B Available
            Finance Charge Collections,
            but not more than the Class B
            Investor Default Amount for
            such Distribution Date, and
            not below zero (a "Class B
            Investor Charge-Off").               0.00

            (c)     The Excess of the Defaulted
            Amount allocable to the Class A
            Certificates over the Class B Investor
            Charge-Off, which excess is charged
            to the Class A Invested Amount
            (a "Class A Investor Charge-Off")    0.00

            (d)     The amounts of the Class A
            Investor Charge-Offs and Class B
            Investor Charge-Offs set forth in
            item 5(c) and item 5(b) above, per
            $1,000 interest (which will have
            the effect of reducing, pro rata,
            the amount of each Class A
            Certificateholder's and Class B
            Certificateholder's Invested
            Amount, respectively).

                  Class A                        0.00
                  Class B                        0.00

            (e)     The total amounts reimbursed
            to the Trust for such Distribution
            Date in respect of Class A Investor
            Charge-Offs and Class B Investor
            Charge-Offs, respectively, for
            prior Distribution Dates.

                  Class A                        0.00
                  Class B                        0.00

            (f)     The amounts set forth in
            item 5(e) above, per $1,000
            interest (which will have the
            effect of increasing, pro rata, the
            amount of each Class A
            Certificateholder's and Class B
            Certificateholder's Invested
            Amount, respectively).

                  Class A                        0.00
                  Class B                        0.00

            (g)     The amount, if any, by which
            the outstanding principal balances
            of the Class A Certificates and
            Class B Certificates exceed the
            Class A Invested Amount and Class B
            Invested Amount, respectively, as
            of the end of the day on the Record
            Date with respect to the
            Distribution Date.

                  Class A                         0.00
                  Class B                   211,813.40

         (6)    Investor Monthly Servicing fee.

            The amount of the series 1993-1 Monthly
            Servicing Fee payable to the Servicer
            for the Distribution Date.       4,513.71

         (7)    Available Reserve Amount

            (a)     The amount available to be
            withdrawn from the Reserve Account
            for the Class A Certificateholders
            as of the close of business on such
            Distribution Date, before giving
            effect to all withdrawals from, or
            deposits to the Reserve Account on
            such Distribution Date.        10,000,000.00

            (b)     The ratio of the Available
            Reserve Amount to the
            Invested Amount of the Class A
            Certificates as of the close of
            business on such Distribution Date,
            before giving effect to all withdrawals
            from the Reserve Account and payments
            to the Reserve Depositor on such
            Distribution Date.                 249.78%

         (8)    Deficit Controlled Amortization
         Amount.

         The existing Deficit Controlled
         Amortization amount for such
         Distribution Date.                      0.00

C)       The Pool Factors.

         The Pool Factors for the preceding
         Determination Date for Class A and
         Class B, respectively, which represent
         the ratios of the Class A Invested
         Amount and Class B Invested Amount,
         respectively, as of such Determination
         Date to the Class A Initial Invested
         Amount and the Class B Initial Invested
         Amount, respectively.

         Class A                             0.0040035
         Class B                             0.0040035

D)       Contract Balance.

         (1)    The aggregate Contract Balances of
         the Contracts and the Participation
         Balance of the Participation Interest,
         if any, included in the Series 1993-1 Full
         Amortization Pool at the close of business
         on the last day of the immediately preceding
         Collection Period.                 7,903,759.63



                                    IBM CREDIT CORPORATION,

                                    /s/ A. Mariani

                                    A. Mariani
                                    Manager Remarketing & Investor Accounting

                         MONTHLY SERVICER'S CERTIFICATE

                           IBM CREDIT CORPORATION

                  IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST

                           SERIES 1993-1


              The undersigned, a duly authorized representative of IBM Credit Corporation, as Servicer ("IBMCC"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-1 Supplement (as amended and supplemented, the "Series Supplement"), among IBM Credit Receivables, Inc., a Cayman Islands company, as Seller (the "Seller"), IBM Credit Corporation, a Delaware corporation, as Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as Applicable.

         2. IBMCC is, as of the date hereof, the Servicer under the Agreement.

         3.     The undersigned is a Servicing Officer.

         4.     This Certificate relates to the Distribution
           Date occurring on April 15, 1999.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Collection Period preceding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Contracts other than pursuant to the Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of April, 1999.


                                    IBM CREDIT CORPORATION,


                                    /s/ A. Mariani

                                    A. Mariani
                                    Manager Remarketing & Investor Accounting







                                    MONTHLY STATEMENT        Exhibit 7.2

                                    IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
                                           SERIES 1994-1


            Delivered pursuant to Section 4.05 of the Pooling
            and Servicing Agreement dated as of August 3, 1994,
            between IBM Credit Receivables, Inc., a Cayman
            Islands company, as Seller (the "Seller"), IBM Credit
            Corporation, a Delaware corporation, as Servicer (the
            "Servicer"), and Norwest Bank Minnesota, National
            Association, a national banking association, as trustee (the
            "Trustee"), set forth below is the required information
            with respect to the Distribution Date of April 15, 1999
            and with respect to the performance of the Trust during the
            Collection Period from March  2, 1999  to April 1, 1999.
            Capitalized terms used in this Certificate have their
            respective meanings set forth in the Pooling and Servicing
            Agreement:
A)        Information Regarding the Current         Total         Per $1000 Original
            Monthly Distribution (Stated in total   Distribution  Certificate Principal
            and on the basis of $1,000 Original                        Amount
            Certificate Principal Amount).
            (1)     The amounts by Class of the
            distribution to Class A1 Certificateholders,
            Class A2 Certificateholders and
            the Class B Certificateholders
            on April 15, 1999.

            Class A1                                    0.00          0.00000
            Class A2                              277,414.09          1.41098
            Class B                                48,955.43          0.92471

            (2)    The amounts by Class of the
            distribution set forth in paragraph 1
            above in respect of interest on the
            Class A1 Certificates and the Class A2
            and the Class B Certificates.

            Class A1                                    0.00          0.00000
            Class A2                               11,142.86          0.05667
            Class B                                 1,966.39          0.03714

            (3)    The amount by Class of the
            distribution set forth in paragraph 1
            above in respect of principal of the
            Class A1 Certificates and the Class A2
            and the Class B Certificates.

            Class A1                                    0.00          0.00000
            Class A2                              266,271.23          1.35430
            Class B                                46,989.04          0.88757

B)        Information Regarding the Performance of
            the Series 1994-1 Full Amortization
            Pool with respect to Series 1994-1's
            Full Amortization Period.


            (1)    Collections of Scheduled Payments:

               (a)     The aggregate amount of
               Collections of Scheduled Payments
               processed with respect to the
               Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                        Class A                                    292,126.15
                        Class B                                     51,551.67

               (b)     The aggregate Contract
               Balances of the Contracts
               outstanding and the Participation
               Balance of the Participation
               Interests, if any, as of the day
               before the last day of the
               Collection Period immediately
               preceding the Distribution Date
               allocated to each of Class A and
               Class B.

                        Class A                                  2,041,440.68
                        Class B                                    360,254.25

               (c)     The aggregate amount of
               Collections of Finance Charge
               Payments processed with respect to
               the Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                        Class A                                     25,854.92
                        Class B                                      4,562.63

               (d)     The aggregate amount of
               Collections of Principal Payments
               processed with respect to the
               Series 1994-1 Full Amortization Pool
               during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                        Class A                                    266,271.23
                        Class B                                     46,989.04

               (e)     The aggregate amount of net
               Recoveries processed with respect
               to the Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                        Class A                                          0.00
                        Class B                                          0.00

            (2)    Contract Balances of the Contracts
            and Participation Balance of the
            Participation Interests, included in the
            Series 1994-1 Full Amortization Pool as of the day before the last day of the immediately preceding Collection Period.

               (a)     The aggregate Contract
               Balances and Participation Balance
               of the Participation Interests,
               included in the Series 1994-1 Full
               Amortization Pool as of the day before the
               last day of the immediately
               preceding Collection Period.                      3,672,863.45

               (b)     The Class A1 Invested Amount,
               Class A2 Invested Amount and
               the Class B Invested Amount
               (each as defined in the Pooling and
               Servicing Agreement) as of the day
               before the last day of the immediately
               preceding Collection Period.


                        Class A1                                         0.00
                        Class A2                                 2,041,440.68
                        Class B                                    360,254.25

               (c)     The Class A1 Invested Amount on
               the date of issuance of the Class A1
               Certificates (the "Initial Class A1
               Invested Amount") and the Class A2
               invested Amount on the date of
               issuance of the Class A2 Certificates
               (the "Initial Class A2 Invested
               Amount") and the Class B
               Invested Amount on the date of
               issuance of the Class B
               Certificates (the "Initial Class B
               Invested Amount")

                        Class A1                               103,389,000.00
                        Class A2                               196,611,000.00
                        Class B                                 52,941,177.00

               (d)     The allocation percentage with
               respect to the allocation of
               Finance Charge Payments, Principal
               Payments and Defaulted Amounts to
               the Class A Certificateholders with
               respect to the immediately preceding
               Collection Period.                                       55.58%

               (e)     The allocation percentage with
               respect to the allocation of
               Finance Charge Payments, Principal
               Payments and Defaulted Amounts to
               the Class B Certificateholders with
               respect to the immediately preceding
               Collection Period.                                        9.81%

            (3)    Delinquent Balances of Contracts in
            the Trust.

            The aggregate Contract Balances of the                       Aggregate
            Contracts which were delinquent as of                        Contract
            the close of business on the last day of                     Balances
            the Collection Period immediately
            preceding the Distribution Date:
               (a)     31-60 days                                  319,961.10

               (b)     61-90 days                                   51,780.82

               (c)     91 or more days                                   0.00


                                    TOTAL                          371,741.92

            (4)    Defaulted Amount.

            The Defaulted Amount for the Collection
            Period immediately preceding the
            Distribution Date allocable to each
            of Class A and Class B.

            Class A                                                      0.00
            Class B                                                      0.00

            (5)    Investor Charge-Offs;
            Reimbursement of Charge-Offs.

               (a)     The amount of the withdrawal,
               if any, from the Reserve Account.                         0.00

               (b)     The amount
               required for such
               Distribution Date pursuant to
               section 4.05 (c)(i) and (ii)
               over the Class B Available
               Finance Charge Collections,
               but not more than the Class B
               Investor Default Amount for
               such Distribution Date, and
               not below zero (a "Class B
               Investor Charge-Off").                                    0.00

               (c)     The Excess of the Defaulted
               Amount allocable to the Class A
               Certificates over the Class B Investor
               Charge-Off, which excess is charged
               to the Class A Invested Amount
               (a "Class A Investor Charge-Off").                        0.00

               (d)     The amounts of the Class A
               Investor Charge-Offs and Class B
               Investor Charge-Offs set forth in
               item 5(c) and item 5(b) above, per
               $1,000 interest (which will have
               the effect of reducing, pro rata,
               the amount of each Class A
               Certificateholder's and Class B
               Certificateholder's Invested
               Amount, respectively).

                        Class A                                          0.00
                        Class B                                          0.00

               (e)     The total amounts reimbursed
               to the Trust for such Distribution
               Date in respect of Class A Investor
               Charge-Offs and Class B Investor
               Charge-Offs, respectively, for
               prior Distribution Dates.

                        Class A                                          0.00
                        Class B                                          0.00

               (f)     The amounts set forth in
               item 5(e) above, per $1,000
               interest (which will have the
               effect of increasing, pro rata, the
               amount of each Class A
               Certificateholder's and Class B
               Certificateholder's Invested
               Amount, respectively).

                        Class A                                          0.00
                        Class B                                          0.00

               (g)     The amount, if any, by which
               the outstanding principal balances
               of the Class A1 Certificates,
               Class A2 Certificates and Class B
               Certificates exceed the Class A1
               Invested Amount, Class A2
               Invested Amount and Class B Invested
               Amount, respectively, as
               of the end of the day on the Record
               Date with respect to the
               Distribution Date.

                        Class A1                                         0.00
                        Class A2                                         0.00
                        Class B                                    253,992.68

            (6)    Investor Monthly Servicing fee.

            The amount of the series 1994-1 Monthly
            Servicing Fee payable to the Servicer
            for the Distribution Date.                               2,001.41

            (7)    Available Reserve Amount

               (a)     The amount available to be
               withdrawn from the Reserve Account
               for the Class A Certificateholders
               as of the close of business on such
               Distribution Date, before giving
               effect to all withdrawals from, or
               deposits to the Reserve Account on
               such Distribution Date.                           3,000,000.00

               (b)     The ratio of the Available
               Reserve Amount to the
               Invested Amount of the Class A
               Certificates as of the close of
               business on such Distribution Date,
               before giving effect to all withdrawals
               from the Reserve Account and payments
               to the Reserve Depositor on such
               Distribution Date.                                      169.00%

            (8)    Deficit Controlled Amortization
            Amount.

            The existing Deficit Controlled
            Amortization amount for such
            Distribution Date.                                           0.00

C)        The Pool Factors.

            The Pool Factors for the preceding
            Determination Date for Class A1,
            Class A2 and Class B respectively, which represent the ratios of Class A1 Invested
            Amount, Class A2 Invested Amount
            and Class B Invested Amount,
            respectively, as of such Determination
            Date to the Class A Initial Invested
            Amount and the Class B Initial Invested
            Amount, respectively.

            Class A1                                                0.0000000
            Class A2                                                0.0090288
            Class B                                                 0.0059172

D)        Contract Balance.

            (1)    The aggregate Contract Balances of
            the Contracts and the Participation
            Balance of the Participation Interests,
            included in the Series 1994-1 Full Amortization
            Pool at the close of business on the
            last day of the immediately preceding
            Collection Period.                                   3,193,800.86



                                                 IBM CREDIT CORPORATION,

                                                 /s/ A. Mariani


                                                 A. Mariani
                                                 Manager Remarketing & Investor Accounting

                                    MONTHLY SERVICER'S CERTIFICATE

                                    IBM CREDIT CORPORATION

                                    IBM CREDIT RECEIVABLES LEASE ASSET MASTER

                                    SERIES 1994-1


                 The undersigned, a duly authorized representative
            of IBM Credit Corporation, as Servicer ("IBMCC"), pursuant to the Pooling and Servicing Agreement dated as of August 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-1 Supplement (as amended and supplemented, the "Series Supplement"), among IBM Credit Receivables, Inc., a Cayman Islands company, as Seller (the "Seller"), IBM Credit Corporation, a Delaware corporation, as Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, Trustee, does hereby certify as follows:

            1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as Applicable.

            2. IBMCC is, as of the date hereof, the Servicer under the Agreement.

            3.     The undersigned is a Servicing Officer.

            4.     This Certificate relates to the Distribution
              Date occurring on April 15, 1999.

            5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Collection Period preceding such Distribution Date.

            6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

            7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Contracts other than pursuant to the Agreement.

            IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of April, 1999.


                                  IBM CREDIT CORPORATION,

                                  /s/ A. Mariani


                                  A. Mariani
                                  Manager Remarketing & Investor Accounting